                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             RS INVESTMENT TRUST
------------------------------------------------------------
      (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  1) Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              RS INVESTMENT TRUST
                          388 MARKET STREET, SUITE 200
                        SAN FRANCISCO, CALIFORNIA 94111

                                                                 January 6, 2000

Dear Shareholder:

    You are cordially invited to attend a Meeting of Shareholders of RS Emerging Growth Fund, a series of shares of RS Investment Trust, to be held on February 23, 2000 at 8:30 a.m., San Francisco time, at the Mandarin Oriental Hotel, Board Room, 222 Sansome Street, San Francisco, California. At the Meeting, shareholders will be asked to approve certain changes to the fundamental investment restrictions of the Fund.

    Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for this purpose.

    We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          /s/ G. RANDALL HECHT

                                          G. RANDALL HECHT
                                          PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                              RS INVESTMENT TRUST
                            RS EMERGING GROWTH FUND

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                            ------------------------

    A Meeting of shareholders of RS Emerging Growth Fund will be held at the Mandarin Oriental Hotel, Board Room, 222 Sansome Street, San Francisco, California, on February 23, 2000 at 8:30 a.m., San Francisco time, for the following purposes:

    1. To approve or disapprove certain changes to the fundamental investment restrictions of the Fund.

    2. To consider and act upon such other matters as may properly come before the Meeting.

    Shareholders of record as of the close of business on December 15, 1999 are entitled to notice of and to vote at the Meeting.

                                          By order of the Trustees

                                          SUZANNE DUFRANE
                                          SECRETARY

January 6, 2000

                              RS INVESTMENT TRUST
                          388 MARKET STREET, SUITE 200
                        SAN FRANCISCO, CALIFORNIA 94111

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    The enclosed proxy is solicited by the Board of Trustees of RS Investment Trust (the "Trust") for use at the Meeting of shareholders of the RS Emerging Growth Fund to be held at the Mandarin Oriental Hotel, Board Room, 222 Sansome Street, San Francisco, California, at 8:30 a.m., San Francisco time, on
February 23, 2000, and at any adjournment thereof. Shareholders of record at the close of business on December 15, 1999 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about January 6, 2000.

    Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Trustees. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

    THE TRUST WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR 1998 AND A COPY OF THE FUND'S SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD. PLEASE DIRECT ANY SUCH REQUESTS BY TELEPHONE TO THE TRUST AT 1-800-766-3836 OR BY WRITING TO THE SECRETARY OF THE TRUST AT 388 MARKET STREET, SUITE 200, SAN FRANCISCO, CALIFORNIA 94111.

              I. ADOPTION OF STANDARDIZED INVESTMENT RESTRICTIONS

    As described in the following proposals, the Trustees recommend that shareholders approve the elimination of or revisions to certain fundamental investment restrictions of the Fund. The purpose of these proposed changes is to increase the Fund's investment flexibility and reduce administrative and compliance burdens by: (1) eliminating restrictive policies that various state securities authorities formerly imposed on certain types of mutual funds, (2) simplifying and modernizing those investment restrictions that are still required under applicable law and (3) bringing the Fund's investment restrictions more closely in line with the investment restrictions of the majority of other series of the Trust. It is not anticipated that any of the proposed changes will substantially affect the way the Fund is currently managed, except that the Fund expects to implement a securities lending program if Proposal 7 is adopted.

BACKGROUND

    The Investment Company Act of 1940, as amended (the "1940 Act"), requires a registered investment company like the Trust, and each series of the Trust, to have "fundamental" investment restrictions governing certain of its investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote. The Fund is currently subject to certain fundamental investment restrictions adopted in the past in response to regulatory, business, or industry requirements and conditions that in many cases no longer prevail. For example, the National Securities Markets Improvement Act of 1996 eliminated many restrictions then required under state law by preempting state securities ("Blue Sky") regulations for many investment companies.

    The proposed elimination of and revisions to certain of the fundamental investment restrictions of the Fund are discussed below. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, the Trustees believe that the Fund's investment adviser, RS Investment Management, Inc. ("RSIM"), will be better able to manage the Fund's portfolio in a changing regulatory or investment environment. In addition, the process of monitoring the Fund's compliance with its investment restrictions will be simplified because the Fund's investment restrictions will be brought more closely in line with those of most of the other series of the Trust. PLEASE REFER TO APPENDIX A FOR A COMPLETE DESCRIPTION OF THE CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE FUND.

PROPOSALS

1. REVISE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN COMMODITIES.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to investments in commodities will be revised. The investment restriction relating to investments in commodities will be replaced with the following fundamental restriction:

    The Fund may not:

    Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Fund's Prospectus or Statement of Additional Information at the time.

    DISCUSSION.

    The current investment restriction is similar to the restriction being proposed. The 1940 Act requires an investment company to provide a recital of the policy of the investment company as to, among other things, the purchase and sale of commodities. Both the current and proposed restrictions provide the Fund substantial flexibility to engage in financial futures contracts and other futures contracts. Under the revised restriction, the Fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other financial transactions which do not involve physical commodities. The Fund has no current intention of altering its investment policies related to such activities.

    The current restriction also limits the Fund's ability to purchase and sell interests in oil, gas or other mineral leases or other mineral exploration or development programs. That language is no longer required by applicable law and has been deleted, though the Fund has no current intention of purchasing or selling these interests. Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances and foreign risks such as the existence of multinational cartels and competition.

2. REVISE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN REAL ESTATE.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to investments in real estate will be revised. The investment restriction relating to investments in real estate will be replaced with the following fundamental restriction:

    The Fund may not:

    Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

DISCUSSION.

    The 1940 Act also requires an investment company to recite its policy as to the purchase and sale of real estate. The revised investment restriction is intended to standardize the language of the Fund's policy concerning real estate. It also makes clear that the Fund may invest in mortgage-backed securities and pools, though the Fund has no current intention to invest any substantial part of its assets in such securities or pools.

3. ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO SHORT SALES AND PURCHASING SECURITIES ON MARGIN.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to short sales and purchasing securities on margin will be eliminated.

DISCUSSION.

    The Fund currently has a fundamental investment restriction prohibiting it from making short sales or purchasing securities on margin. This restriction had been adopted in response to requirements imposed under certain states' Blue Sky laws. Eliminating this restriction will enhance investment flexibility and could in the future assist the Fund in achieving its investment objective. The Fund does not, however, currently intend to engage in short sales or to purchase securities on margin.

    In a typical short sale, the Fund borrows from a broker a security that it anticipates will decline in value in order to sell the security to a third party. The Fund is then obligated to return a security of the same issue and quantity at some future date, and it realizes a loss to the extent that the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). If the Fund engages in short sales, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. All short sales must be fully collateralized.

    Short sales "against the box" are those where the Fund owns or has the right to acquire at no added cost a security identical to that sold short. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such security would be wholly or partially offset by a corresponding loss in the short position.

    Purchases on margins are a type of borrowing, and will be restricted by applicable law and the Fund's fundamental investment restriction related to borrowings (see Proposal 8).

4. REVISE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN ONE ISSUER.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to investments in one issuer will be revised. The investment restriction relating to investments in one issuer will be replaced with the following fundamental restriction (in italics):

    The Fund may not:

    (i) AS TO 75% OF THE FUND'S TOTAL ASSETS, PURCHASE ANY SECURITY (OTHER THAN U.S. GOVERNMENT SECURITIES), IF AS A RESULT MORE THAN 5% OF THE FUND'S TOTAL ASSETS (TAKEN AT CURRENT VALUE) WOULD THEN BE INVESTED IN SECURITIES OF A SINGLE ISSUER, or (ii) purchase any security if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

DISCUSSION.

    The 1940 Act places certain limits on the amount of an investment company's assets that may be invested in securities of a single issuer. Under the 1940 Act, the Fund, as a diversified investment company, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). The remaining 25% of the Fund's total assets is not subject to this restriction. This revised investment restriction is intended to clarify and standardize the language of the Fund's policy as to diversification. The restriction will also be combined with the restriction as to the Fund's concentration of investments in one industry (see Proposal 5), as is the case for the majority of the other Funds.

5. REVISE THE FUNDAMENTAL RESTRICTION RELATING TO CONCENTRATION OF INVESTMENTS IN ONE INDUSTRY.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to concentration of investments in one industry will be revised. The investment restriction relating to concentration of investments in one industry will be replaced with the following fundamental restriction (in italics):

    The Fund may not:

    (i) As to 75% of the Fund's total assets, purchase any security (other than U.S. Government securities) if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) PURCHASE ANY SECURITY IF AS A RESULT 25% OR MORE OF THE FUND'S TOTAL ASSETS (TAKEN AT CURRENT VALUE) WOULD BE INVESTED IN A SINGLE INDUSTRY.

DISCUSSION.

    The 1940 Act limits an investment company's ability to concentrate its investments in securities of any particular industry. The staff of the Securities and Exchange Commission takes the position that a mutual fund "concentrates" its investments in a particular industry if, in general, more than 25% of the fund's assets are invested in the securities of issuers in such industry. This revised investment restriction is intended to standardize the language of the Fund's policies as to concentration. The restriction will also be combined with the restriction limiting the portion of the Fund's assets invested in a single issuer (see Proposal 4) as is the case for most of the other Funds.

6. ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO PLEDGING ASSETS.

    If this proposal is approved, the existing fundamental investment restriction of the Fund relating to pledging assets will be eliminated.

DISCUSSION.

    The Fund currently has a fundamental investment restriction prohibiting it from pledging its assets. This restriction had been adopted in response to requirements in certain states' Blue Sky laws. The elimination of this restriction is being proposed because the restriction is not required by any applicable law, and in order to bring the Fund's fundamental investment restrictions more closely in line with most of the other Funds. The Fund does not expect to change its current practices as to the pledging of assets.

    Pledging assets entails certain risks. For example, the Fund could encounter costs or delays in recovering the amounts pledged or, in the event of the insolvency of the pledgee, the Fund might be unable to recover the pledged assets from the pledgee.

7. REVISE THE FUNDAMENTAL RESTRICTION RELATING TO MAKING LOANS.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to making loans will be revised. The investment restriction relating to making loans will be replaced with the following fundamental restriction:

    The Fund may not:

    Make loans, except by purchase of debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities.

DISCUSSION.

    This proposed new restriction would standardize the language with that of most of the other series of the Trust, and would permit the Fund to lend securities. The Fund is not currently permitted to lend securities. It is expected that the Fund will engage in securities lending transactions if the proposed change is approved.

    When it lends its portfolio securities, the Fund has the potential to increase its current income while retaining the securities' potential for capital appreciation. Such loans are at all times secured by cash or other collateral. Such a loan involves some risk to the Fund if the other party should default on its obligation to return the securities or to make related payments. If the other party should become involved in bankruptcy proceedings, it is possible that the Fund may encounter a delay in recovery of or even a loss of rights in the collateral.

8. REVISE THE FUNDAMENTAL RESTRICTION RELATING TO BORROWINGS.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to borrowings will be revised. The investment restriction relating to borrowings will be replaced with the following fundamental restriction:

    The Fund may not:

    Borrow money, except to the extent permitted by applicable law.

DISCUSSION.

    The Fund's current investment restriction permits the Fund to borrow only in an amount not in excess of 5% of the value of the Fund's total assets. The 1940 Act generally permits mutual funds to borrow from banks an amount equal to one-third of their assets, including the amount borrowed. Accordingly, the revised policy on borrowing would provide the Fund with authority to borrow up to that higher limit.

    The Fund currently borrows money to fund substantial shareholder redemptions or exchange requests or for the clearance of transactions when available cash is not sufficient for these needs. The proposed change would afford the Fund increased capacity to satisfy net redemptions of its shares on a temporary basis without having to resort to sales of portfolio securities at possibly disadvantageous prices.

    This proposal, if adopted, would also allow the Fund to borrow money to invest in additional securities. This practice, known as "leverage," increases the Fund's market exposure and its risk. When the Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on RSIM's ability to predict market movements correctly. The Fund does not currently intend to borrow money for leverage.

9. REVISE THE FUNDAMENTAL RESTRICTION RELATING TO UNDERWRITING OF SECURITIES.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to underwriting of securities will be revised. The investment restriction relating to underwriting of securities will be replaced with the following fundamental restriction:

    The Fund may not:

    Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

DISCUSSION.

    The federal securities laws regulate an investment company's ability to act as an underwriter of securities issued by others. This investment restriction is intended to state clearly and simply that the limits set forth in those laws will apply to the Fund. It is not currently expected that the proposed change would result in any change in the Fund's investment strategy.

10. REVISE THE FUNDAMENTAL RESTRICTION RELATING TO ISSUANCE OF SENIOR
    SECURITIES.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to issuance of senior securities will be revised. The investment restriction relating to issuance of senior securities will be replaced with the following fundamental restriction:

    The Fund may not:

    Issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law.

DISCUSSION.

    This revised investment restriction is intended to simplify the language of the Fund's policy concerning senior securities, and to permit the Fund to take full advantage of all investment flexibility permitted under applicable law, subject to the Fund's investment restriction relating to borrowings (see Proposal 8). It is not currently expected that the proposed change would result in any change in the Fund's investment strategy.

11. ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS MADE FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to investments made for the purpose of exercising control or management will be eliminated.

DISCUSSION.

    Eliminating this investment restriction would permit the Fund to exercise its rights as shareholder in the various companies in which it can invest, consistent with any limitation imposed from time to time by applicable law or RSIM's internal code of conduct and proxy voting policies. These rights may include the active opposition or support of such companies' management.

    Although the Fund does not currently intend to invest in a company for the purpose of exercising control over the company, the proposed change would provide the Fund with the additional capability to protect the value of its investments through the exercise of influence, in appropriate circumstances, on the management of the companies in which it invests. Activities in which the Fund would then be able to engage include seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to the company.

12. ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO THE PURCHASE OF MORE THAN 10% OF THE SECURITIES OF ANY ONE ISSUER.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to the purchase of more than 10% of the securities of any one issuer would be eliminated.

DISCUSSION.

    The Fund is classified as a "diversified" investment company under the 1940 Act, which means that the Fund must comply with, among other requirements, the investment restriction set forth in Proposal 4 above, which limits, as to 75% of the Fund's assets, the percentage of the Fund's assets invested in a single issuer. As to the remaining 25% of the Fund's assets, the Fund may concentrate its investment in securities of a single issuer although it currently has no intention to do so. The proposed change eliminates any redundancy in the policy and enhances the Fund's ability in the future to make substantial investments in a limited number of issuers.

13. ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN OTHER INVESTMENT COMPANIES.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to investments in other investment companies will be eliminated.

DISCUSSION.

    The 1940 Act imposes limitations on an investment company's ability to purchase and sell securities of other investment companies. For instance, the 1940 Act generally prohibits the Fund from investing in another registered investment company if, as a result, the Fund and its affiliates would own more than 3% of the voting stock of such company, more than 5% of the Fund's assets would be invested in the other investment company, or more than 10% of the Fund's assets would be invested in other investment companies in the aggregate.

    If this proposal is approved, the Fund will be able to invest in other investment companies to the extent allowed by the 1940 Act and the Fund's investment policies. Investment in other investment companies may involve duplication of certain fees and expenses. It is not currently expected that the proposed change would result in any change to the Fund's investment strategy.

14. ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN BUSINESSES LESS THAN THREE YEARS OLD.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to investments in businesses less than three years old will be eliminated.

DISCUSSION.

    The restriction limits to 5% the portion of the Fund's assets that may be invested in companies which have been in operation for less than three years. This restriction had been adopted in response to requirements imposed under certain states' Blue Sky laws.

    Elimination of this investment restriction will increase RSIM's flexibility in managing the Fund's assets by permitting investments by the Fund in unseasoned issuers that might otherwise be permissible and appropriate under the investment objective and policies of the Fund. While securities of these issuers may be subject to greater risk, RSIM believes that the increasing prevalence of unseasoned issuers, the investment opportunities offered by such issuers, and the fact that any such investments would be subject to the other investment policies of the Fund, warrants the elimination of the current investment restriction.

15. ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN ILLIQUID SECURITIES. REPLACE WITH A NON-FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN ILLIQUID SECURITIES.

    If this proposal is approved, the fundamental investment restriction of the Fund relating to investments in illiquid securities will be eliminated. It will be replaced by the following non-fundamental restriction:

    The Fund may not:

    Invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

DISCUSSION.

    There is no legal requirement that the Fund adopt a fundamental investment restriction limiting its investments in illiquid securities; the Securities and Exchange Commission however, takes the position that open-end investment companies should not invest more that 15% of their net assets in such securities. By eliminating the current fundamental restriction and implementing the proposed non-fundamental restriction, the Fund's policies as to investments in illiquid securities will be brought more closely in line with the SEC position.

    Elimination of this investment restriction will increase the flexibility of RSIM in managing the Fund's assets by permitting investments in illiquid securities that are otherwise permissible and appropriate under the investment objective and policies of the Fund. It is not expected, however, that the proposed change will result in any material change to the Fund's investment strategy.

    Investments in illiquid securities involve risks. For example, the Fund may not be able to dispose of such securities at any given time, or it may not be able to sell them at the prices at which it has valued them. To the extent that the Fund invests in illiquid securities, the Fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In addition, the Fund could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid securities.

TRUSTEE RECOMMENDATION

    THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED ELIMINATION OF AND REVISIONS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

    The required vote for approval of the proposed elimination of or revisions to each of the fundamental investment policies is the lesser of (1) 67% of the shares of the Fund represented at the Meeting and entitled to vote, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund do not approve these proposals, the Trustees of the Trust will consider such alternate actions as may be in the best interest of the Fund.

                           II. ADDITIONAL INFORMATION

    OWNERSHIP OF SHARES. As of the Record Date, the number of outstanding shares of the Fund was 56,206,503.844. As of the Record Date, Trustees and Officers of the Trust, as a group, owned less than 1% of the Fund's outstanding shares.To the Trust's knowledge, no persons owned beneficially more than 5% of the outstanding shares of the Fund as of the Record Date.

    CERTAIN SERVICE PROVIDERS. RSIM, located at 388 Market Street, Suite 200, San Francisco, California, 94111 acts as investment advisor and administrator to the Fund. Provident Distributors, Inc., located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA, is the Fund's distributor.

    SOLICITATION OF PROXIES. The costs of solicitation of proxies will be borne by the Fund. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Trustees of the Trust (who will receive no compensation therefor in addition to their regular salaries). In addition, the firm of D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies at a cost which is not expected to exceed $60,000, although actual costs may be substantially higher.

    The Trust may also arrange to have votes recorded by telephone. These telephonic voting procedures are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Trust is unaware of any such challenge at this time. Shareholders would be called at the phone number the Trust (or a shareholder's financial institution) has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

    QUORUM. The Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. However, approval of the proposed changes to the fundamental investment restrictions of the Fund will require the presence of a greater percentage of the Fund's shares at the meeting in person or by proxy.

    ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Agreement and Declaration of Trust and By-laws. The persons named as proxies will vote in favor of such adjournment with respect to a proposal those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies which they have been instructed to vote against such proposal, and they will vote to abstain any such proxies which they are required to abstain from voting on such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

    TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on the proposals to approve the changes to the fundamental investment restrictions of the Fund.

    OTHER BUSINESS. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board's intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

    DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2000. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

                                                                      APPENDIX A

                            RS EMERGING GROWTH FUND
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

             CURRENT RESTRICTIONS                           PROPOSED RESTRICTIONS

The Fund may not:

(1) Purchase or sell commodities or commodity   Eliminate. Replace with the following
contracts, or interests in oil, gas, or other   fundamental restriction:
mineral leases, or other mineral exploration    PURCHASE OR SELL COMMODITIES OR COMMODITY CON-
or development programs, although it may        TRACTS, EXCEPT THAT THE FUND MAY PURCHASE OR
invest in companies that engage in such         SELL FINANCIAL FUTURES CONTRACTS, OPTIONS ON
businesses to the extent otherwise permitted    FINANCIAL FUTURES CONTRACTS, AND FUTURES
by a Fund's investment policies and             CONTRACTS, FORWARD CONTRACTS, AND OPTIONS WITH
restrictions and by applicable law, except as   RESPECT TO FOREIGN CURRENCIES, AND MAY ENTER
required in connection with otherwise           INTO SWAP TRANSACTIONS OR OTHER FINANCIAL
permissible options, futures and commodity      TRANSACTIONS, AND EXCEPT AS REQUIRED IN
activities as described elsewhere in the        CONNECTION WITH OTHERWISE PERMISSIBLE OPTIONS,
[Fund's] Prospectus and this Statement [of      FUTURES, AND COMMODITY ACTIVITIES AS DESCRIBED
Additional Information].                        ELSEWHERE IN THE FUND'S PROSPECTUS OR THE
                                                STATEMENT OF ADDITIONAL INFORMATION AT THE
                                                TIME.

(2) Purchase or sell real estate, although it   Eliminate. Replace with the following
may invest in securities secured by real        fundamental restriction:
estate or real estate interests, or issued by   PURCHASE OR SELL REAL ESTATE OR INTERESTS IN
companies, including real estate investment     REAL ESTATE, INCLUDING REAL ESTATE MORTGAGE
trusts, that invest in real estate or real      LOANS, ALTHOUGH IT MAY PURCHASE AND SELL
estate interests.                               SECURITIES WHICH ARE SECURED BY REAL ESTATE
                                                AND SECURITIES OF COMPANIES, INCLUDING LIMITED
                                                PARTNERSHIP INTERESTS, THAT INVEST OR DEAL IN
                                                REAL ESTATE AND IT MAY PURCHASE INTERESTS IN
                                                REAL ESTATE INVESTMENT TRUSTS. (FOR PURPOSES
                                                OF THIS RESTRICTION, INVESTMENTS BY THE FUND
                                                IN MORTGAGE-BACKED SECURITIES AND OTHER
                                                SECURITIES REPRESENTING INTERESTS IN MORTGAGE
                                                POOLS SHALL NOT CONSTITUTE THE PURCHASE OR
                                                SALE OF REAL ESTATE OR INTERESTS IN REAL
                                                ESTATE OR REAL ESTATE MORTGAGE LOANS.)

(3) Make short sales or purchases on margin,    Eliminate.
although it may obtain short-term credit
necessary for the clearance of purchases and
sales of its portfolio securities and except
as required in connection with permissible
options, futures, short selling and leverage
activities as described elsewhere in the
Prospectus and this Statement [of Additional
Information].

(4) With respect to 75% of its total assets,    Eliminate fundamental restrictions 4 and 5.
invest in the securities of any one issuer      Replace both with the following single
(other than the U.S. Government and its         fundamental restriction:
agencies and instrumentalities), if             (i) AS TO 75% OF THE FUND'S TOTAL ASSETS,
immediately after and as a result of such       PURCHASE ANY SECURITY (OTHER THAN U.S.
investment more than 5% of the total assets of  GOVERNMENT SECURITIES), IF AS A RESULT MORE the Fund would be invested in such issuer (the  THAN 5% OF THE FUND'S TOTAL ASSETS (TAKEN AT
remaining 25% of its total assets may be        CURRENT VALUE) WOULD THEN BE INVESTED IN
invested without restriction except to the      SECURITIES OF A SINGLE ISSUER, OR (ii) PUR-
extent other investment restrictions may be     CHASE ANY SECURITY IF AS A RESULT 25% OR MORE
applicable).                                    OF THE FUND'S TOTAL ASSETS (TAKEN AT CURRENT
(5) Invest more than 25% of the value of the    VALUE) WOULD BE INVESTED IN A SINGLE INDUSTRY.
Fund's total assets in the securities of
companies engaged in any one industry (except
securities issued by the U.S. Government its
agencies or instrumentalities).

(6) Mortgage, hypothecate, or pledge any of     Eliminate.
its assets as security for any of its
obligations, except as required for otherwise
permissible borrows (including reverse
repurchase agreements), short sales, financial
options and other hedging activities.

(7) Make loans of the Fund's assets, including  Eliminate. Replace with the following
loans of securities (although it may, subject   fundamental restriction:
to the other restrictions or policies stated    MAKE LOANS, EXCEPT BY PURCHASE OF DEBT OBLIGA-
herein, purchase debt securities or enter into  TIONS OR OTHER FINANCIAL INSTRUMENTS IN WHICH
repurchase agreements with banks or other       THE FUND MAY INVEST CONSISTENT WITH ITS
institutions to the extent a repurchase         INVESTMENT POLICIES, BY ENTERING INTO
agreement is deemed to be a loan).              REPURCHASE AGREEMENTS, OR THROUGH THE LENDING
                                                OF ITS PORTFOLIO SECURITIES.

(8) Borrow money, except from banks for tempo-  Eliminate. Replace with the following
rary or emergency purposes or in connection     fundamental restriction:
with otherwise permissible leverage             BORROW MONEY, EXCEPT TO THE EXTENT PERMITTED
activities, and then only in an amount not in   BY APPLICABLE LAW.
excess 5% of the Fund's total assets (in any
case as determined at the lesser of
acquisition cost or current market value and
excluding collateralized reverse repurchase
agreements).

(9) Underwrite securities of any other          Eliminate. Replace with the following
company, although it may invest in companies    fundamental restriction:
that engage in such businesses if it does so    ACT AS UNDERWRITER OF SECURITIES OF OTHER
in accordance with policies established by the  ISSUERS EXCEPT TO THE EXTENT THAT, IN
Trust's Board of Trustees (the Board's current  CONNECTION WITH THE DISPOSITION OF PORTFOLIO
policy permits a Fund to invest in companies    SECURITIES, IT MAY BE DEEMED TO BE AN
that directly or through subsidiaries execute   UNDERWRITER UNDER CERTAIN FEDERAL SECURITIES
portfolio transactions for a Fund or have       LAWS.
entered into selling agreements with the
Distributor to sell Fund shares, to the extent
permitted by applicable law), and except to
the extent that the Fund may be considered an
underwriter within the meaning of the
Securities Act of 1933, as amended, in the
disposition of restricted securities.

(10) Issue senior securities, as defined in     Eliminate. Replace with the following
the 1940 Act, except that this restriction      fundamental restriction:
shall not be deemed to prohibit the Fund from   ISSUE ANY CLASS OF SECURITIES WHICH IS SENIOR
making any otherwise permissible borrowings,    TO THE FUND'S SHARES OF BENEFICIAL INTEREST,
mortgages or pledges, or entering into          EXCEPT TO THE EXTENT THE FUND IS PERMITTED TO
permissible reverse repurchase agreements, and  BORROW MONEY OR OTHERWISE TO THE EXTENT
options and futures transactions.               CONSISTENT WITH APPLICABLE LAW.

(11) Purchase the securities of any company     Eliminate.
for the purpose of exercising management or
control.

(12) Purchase more than 10% of the outstanding  Eliminate.
voting securities of any one issuer.

(13) Purchase the securities of any registered  Eliminate.
investment company, except as part of a merger or similar reorganization transaction.

(14) Invest more than 5% of the value of its    Eliminate.
total assets in securities of any issuer which
has not had a record, together with its
predecessors, of at least three years of
continuous operations.

(15) Invest more than 10% of the value of its   Eliminate. Replace with the following
total assets in securities that are not         non-fundamental restriction:
readily marketable or that would require        INVEST MORE THAN 15% OF ITS NET ASSETS IN
registration under the Securities Act of 1933,  SECURITIES WHICH ARE NOT READILY MARKETABLE,
as amended, upon disposition (as a matter of    INCLUDING SECURITIES RESTRICTED AS TO RESALE
operating policy, the Fund interprets this      (OTHER THAN SECURITIES RESTRICTED AS TO RESALE
restriction as including venture capital        BUT DETERMINED BY THE TRUSTEES, OR PERSONS
investments such as venture capital partner-    DESIGNATED BY THE TRUSTEE'S TO MAKE SUCH
ships whose securities are not registered       DETERMINATIONS, TO BE READILY MARKETABLE).
under the Securities Act of 1933 and
unregistered securities of companies which are
not yet publicly held; furthermore, and as an
additional matter of operating policy, the
Board of Trustees has adopted a further
restriction that no more than 5% of the Fund's
total assets may be held in such restricted
securities).

[LOGO]
[RS INVESTMENT
    MANAGEMENT]

RS INVESTMENT MANAGEMENT
388 MARKET STREET, SUITE 200
SAN FRANCISCO, CA 94111

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT www.proxyvote.com

                             RS EMERGING GROWTH FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

                        PROXY FOR MEETING OF SHAREHOLDERS
                                February 23, 2000

   The undersigned hereby appoints G. Randall Hecht, Suzanne DuFrane, and Steve Cohen, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of shareholders of RS Emerging Growth Fund, on February 23, 2000 at 8:30 a.m., San Francisco time, and at any adjournments thereof, all of the shares of RS Emerging Growth Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED FOR PROPOSALS 1 THROUGH 15.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                   RSEMER     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RS EMERGING GROWTH FUND

To vote FOR all 15 proposals, mark this box       [ ]
and sign and date below.

(No additional vote is necessary.)

VOTE ON PROPOSALS                                                                         FOR     AGAINST     ABSTAIN

1.  Revise the fundamental restriction relating to investments in commodities.            [ ]       [ ]          [ ]

2.  Revise the fundamental restriction relating to investments in real estate.            [ ]       [ ]          [ ]

3.  Eliminate the fundamental restriction relating to short sales and purchasing
    securities on margin.                                                                 [ ]       [ ]          [ ]

4.  Revise the fundamental restriction relating to investments in one issuer.             [ ]       [ ]          [ ]

5.  Revise the fundamental restriction relating to investments in one industry.           [ ]       [ ]          [ ]

6.  Eliminate the fundamental restriction relating to pledging assets.                    [ ]       [ ]          [ ]

7.  Revise the fundamental restriction relating to making loans.                          [ ]       [ ]          [ ]

8.  Revise the fundamental restriction relating to borrowings.                            [ ]       [ ]          [ ]

9.  Revise the fundamental restriction relating to underwriting of securities.            [ ]       [ ]          [ ]

10. Revise the fundamental restriction relating to issuance of senior
    securities.                                                                           [ ]       [ ]          [ ]

11. Eliminate the fundamental restriction relating to investments made for the
    purpose of exercising control or management.                                          [ ]       [ ]          [ ]

12. Eliminate the fundamental restriction relating to the purchase of more than
    10% of the securities of any one issuer.                                              [ ]       [ ]          [ ]

13. Eliminate the fundamental restriction relating to investments in other
    investment companies.                                                                 [ ]       [ ]          [ ]

14. Eliminate the fundamental restriction relating to investments in businesses
    less than three years old.                                                            [ ]       [ ]          [ ]

15. Eliminate the fundamental restriction relating to investments in
    illiquid securities.                                                                  [ ]       [ ]          [ ]


---------------------------------------    --------------
Signature [PLEASE SIGN WITHIN BOX]         Date

---------------------------------------    --------------
Signature (Joint Owners)                   Date

--------------------------------------------------------------------------------
                    TWO NEW LOW-COST WAYS TO VOTE YOUR PROXY
--------------------------------------------------------------------------------

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IT'S FAST AND CONVENIENT.

The accompanying PROXY STATEMENT outlines important issues affecting RS Emerging Growth Fund. Help us save time and postage costs--savings we pass along to you--by voting through the Internet or by telephone. Each method is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately.

DO NOT MAIL THE Proxy Card IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

[GRAPHIC of a computer.]
TO VOTE BY INTERNET:
--------------------
1.  Read the PROXY STATEMENT and have your PROXY CARD at hand.
2.  Go to website www.proxyvote.com.
3.  Enter the 12-digit CONTROL NUMBER found on your PROXY CARD.

[GRAPHIC of a telephone.]
TO VOTE BY TELEPHONE:
---------------------
1.  Read the PROXY STATEMENT and have your PROXY CARD at hand.
2.  Call toll-free 1-800-690-6903.
3.  Enter the 12-digit CONTROL NUMBER found on your PROXY CARD.
4.  Follow the simple recorded instructions.

Provident Distributors, Inc., distributor

YOUR PROXY VOTE IS IMPORTANT!

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